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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2005


                                ABLE ENERGY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware               001-15035                 22-3520840
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  (States or Other Jurisdiction  (Commission              (IRS Employer
        of Incorporation)        file Number)          Identification No.)


                  198 Green Pond Road, Rockaway, NJ       07866
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               (Address of Principal Executive Offices) (Zip Code)


        Registrants' telephone number, including area code (973) 625-1012
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 16, 2005, the Company entered into an Amendment Agreement (the "Amendment") which amends certain terms of the Securities Purchase Agreement entered into on July 12, 2005 (the "SPA") with the investors signatory thereto. Under the original terms of the SPA and as disclosed in the Company's Quarterly Report on Form 10-Q/A filed October 21, 2005, the investors had rights to purchase an additional $15,000,000 in convertible debentures and receive additional warrants relating to such purchases. The Amendment eliminates such additional investment rights and issues five series of warrants to the investors each at an exercise price of $7.50 per share and which also grant the Company various put rights specific to each series of warrants. The maximum number of shares of common stock which may be issued should these warrants be fully exercised is 5.25 million, however, as specified in the SPA, no shares of common stock can be issued in connection with either the Amendment or the SPA unless proper shareholder approval is first obtained in accordance with Nasdaq and other regulatory rules and regulations. A copy of the Amendment is filed herewith as exhibit 99.1.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On November 14, 2005, the Company's Chief Financial Officer and Chief Executive Officer concluded that the Company's previously issued financial statements for the three-month period ended September 30, 2005, as filed with the Company's Quarterly Report on Form 10-Q and as amended by the Company's Amendment Number 1 on Form 10-Q/A to its Quarterly Report on Form 10-Q for such period, should no longer be relied upon because of an error in such financial statements.

The error relates to the allocation of proceeds from, and recognition of a beneficial conversion feature relating to, the convertible debentures and warrants sold by the Company in a private placement on July 12, 2005. The Company expects that, as a result of such error, it will be determined that both stockholders' equity and net loss for the affected period were understated as previously reported.

The Company's Chief Financial Officer and Chief Executive Officer have discussed the matters disclosed herein with the Company's independent accountant. The Company is in the process of preparing restated financial statements for the three-month period ended September 30, 2005, and will file such restated financial statements once prepared on Amendment Number 2 on Form 10-Q/A to its Quarterly Report on Form 10-Q for such period.


ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

99.1 Amendment Agreement between Able Energy, Inc. and the Holders signatory thereto, dated as of November 16, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 18th day of November, 2005.


                                        ABLE ENERGY, INC.


                                        By:    /s/ Gregory D. Frost
                                               ---------------------------------
                                        Name:  Gregory D. Frost
                                        Title: CEO, Chairman and General Counsel